SUNAMERICA SENIOR FLOATING RATE FUND, INC.

                       SUPPLEMENT DATED December 23, 2004

                       TO PROSPECTUS DATED April 28, 2004

              THIS SUPPLEMENT SUPERSEDES ANY PREVIOUS SUPPLEMENTS.

1. On December 20, 2004, the Board of Directors (the "Board") of the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") accepted the resignation of Stanfield Capital Partners LLC ("Stanfield") as subadviser to the Fund effective as of the close of business on December 31, 2004. Additionally, the Board approved the appointment of AIG Global Investment Corp. ("AIGGIC"), 70 Pine Street, New York, New York 10270, as the interim subadviser of the Fund effective January 1, 2005. The Board expects to consider a new subadvisory agreement with AIGGIC at a Board meeting anticipated to be held in January 2005. If approved, shareholder approval of the new subadvisory agreement with AIGGIC will be sought at a shareholder meeting anticipated to be held before the end of March 2005 (the "Shareholders' Meeting").

              AIGGIC, a New Jersey corporation, is a wholly owned subsidiary of the AIG Global Investment Group, Inc. ("AIGGIG"), which is a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIGGIG comprises a group of international investment adviser companies (including AIGGIC), which provide advice, investment products and asset management services to clients around the world. As of September 30, 2004, AIGGIG managed approximately $450 billion, of which approximately $384 billion relates to AIG affiliates and $66 billion relates to client assets.

              AIGGIC is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1983.

              AIG SunAmerica Asset Management Corp. ("SAAMCo") will continue to serve as the Fund's primary investment adviser. SAAMCo is an indirect, wholly owned subsidiary of SunAmerica, Inc., which is a wholly owned subsidiary of AIG. The advisory fee payable by the Fund to SAAMCo remains the same as it was before the appointment of AIGGIC. SAAMCo will pay AIGGIC an annual fee paid monthly equal to the following percentage of average daily gross assets, based on the size of the Fund: 0.25% for the first $1 billion of average daily gross assets; and 0.20% for average daily gross assets of more than $1 billion. This is the same fee rate that had been paid by SAAMCo to Stanfield.

              Investment decisions for the Fund are made by Steven Oh and John Lapham, Co-Portfolio Managers of the Fund. Prior to joining AIGGIC in 2000, Mr. Oh served as a Portfolio Manager in high yield and special situation investments at Citadel Investments, a Portfolio Manager in high yield and bank debt at Koch Capital, and a


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              Vice President in high yield and distressed debt trading at
              BancAmerica Securities. Mr. Oh began his career in 1990 in Ernst & Young's Restructuring and Reorganization and Strategy Consulting Groups. Prior to joining AIGGIC in 1999, Mr. Lapham was a Managing Director in the Corporate Finance group of SunAmerica. Prior to joining SunAmerica, he was a Senior Vice President in the Investment Banking Group at Oppenheimer & Co., responsible for private placements in the western United States. Mr. Lapham began his career at Prudential Capital in 1980.


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